Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jason Hart, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report of Identive Group, Inc. on Form 10-Q for the quarterly period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Identive Group, Inc.

Date: November 13, 2013	/s/ JASON HART
Jason Hart
Chief Executive Officer
(Principal Executive Officer)

I, David Wear, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report of Identive Group, Inc. on Form 10-Q for the quarterly period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Identive Group, Inc.

Date: November 13, 2013	/s/ DAVID WEAR
David Wear
Chief Financial Officer and Secretary
(Principal Financial Officer)